UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                       8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 15, 1999



  Commission       Registrants;  State of  Incorporation;         IRS Employer
  File Number      Address; and Telephone Number                 Identification
                                                                       No.

  1-11327               Illinova Corporation                       37-1319890
                        (an Illinois Corporation)
                        500 S. 27th Street
                        Decatur, IL  62525
                        (217) 424-6600

   1-3004               Illinois Power Company                     37-0344645
                        (an Illinois Corporation)
                        500 S. 27th Street
                        Decatur, IL  62525
                        (217) 424-6600



                Total number of sequentially numbered pages is 3.

          Item 5. Other Events

     Certain information contained in this release is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning the intentions of the parties to the Illinova-Dynegy merger. Although IP believes that this forward-looking information is accurate, its business is dependent on various regulatory issues, general economic conditions and future trends, and these factors can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside of IP's control.

     In addition to factors discussed in the company's Annual Report on Form 10-K for the year ended December 31, 1998, and subsequent securities filings, forward-looking information, such as the ability of the parties to receive appropriate governmental approvals and actions, could cause results to differ materially from management expectations.


Clinton Power Station Now Under New Owner

     Representatives of Illinois Power Company and AmerGen Energy Co. announced today they have signed closing documents that officially transfer ownership of the Clinton Power Station from IP to AmerGen.

     Effective at 12:01 a.m.December 15, 1999, AmerGen, a joint venture between PECO Energy Co. of Philadelphia and British Energy of Edinburgh, Scotland, holds the license for Clinton's operation and has full responsibility and authority over the nuclear station.

     The completed transaction comes just one year after IP's decision to exit its nuclear business and less than six months after IP and AmerGen reached a definitive agreement on terms for the sale.

     Selling the nuclear station virtually assures completion of IP parent Illinova Corp.'s merger with Dynegy, Inc., expected to close on or about January 4, 2000. The merger, announced June 14, 1999, and contingent on Illinova's divesting its nuclear assets, was approved by both companies' shareholders October 11, 1999.

     Basic terms for the sale are unchanged from the definitive agreement announced in July, 1999. The agreed upon purchase price was $20 million for the plant and property and AmerGen has assumed full responsibility and liability for operating and ultimately decommissioning the nuclear station. IP will purchase at least 75 percent of Clinton's electricity output for its customers through 2004.

     IP has transferred to AmerGen the existing decommissioning trust funds of $98 million and is making additional payments to the decommissioning trust funds intended to be sufficient to provide for the actual decommissioning of Clinton by 2026, when the plant's operating license is scheduled to expire.

                             SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ILLINOVA CORPORATION
                                           (Registrant)

                                            By /s/ Larry F. Altenbaumer
                                            ----------------------------
                                            Larry F. Altenbaumer
                                            Senior Vice President, Chief
                                            Financial Officer, Treasurer
                                            and Controller on behalf of
                                            Illinova Corporation



          Date: December 16, 1999


                             SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ILLINOIS POWER COMPANY
                                            (Registrant)


                                            By /s/ Larry F. Altenbaumer
                                            ----------------------------
                                            Larry F. Altenbaumer
                                            President
                                            on behalf of
                                            Illinois Power Company

          Date:  December 16, 1999